UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2005
Unocal Corporation
          (Exact name of registrant as specified in its charter)

Delaware	1-8483	95-3825062

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2141 Rosecrans Avenue, Suite 4000
El Segundo, California	90245

(Address of Principal Executive Offices)	(Zip Code)
(310) 726-7600
          (Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Item 8.01 Other Events
     In connection with the settlement of a consolidated putative stockholder class action lawsuit brought against Unocal and its directors and challenging certain aspects of the proposed Chevron merger, Unocal agreed to make additional disclosures to Unocal’s stockholders. The “Additional Disclosure Relating to the Proposed Merger with Chevron Corporation,” dated July 29, 2005, is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Additional Disclosure Relating to the Proposed Merger with Chevron Corporation, dated July 29, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNOCAL CORPORATION
/s/ Bryan J. Pechersky
By: Bryan J. Pechersky
Corporate Secretary

Date: July 29, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Additional Disclosure Relating to the Proposed Merger with Chevron Corporation, dated July 29, 2005